HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655          HV-3739 – Group Variable Annuity Contracts

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Supplement dated May 25, 2018 to your Prospectus

FUND NAME CHANGE

DWS Core Equity VIP – Class A

Effective on or about July 2, 2018, the Deutsche Core Equity VIP will be re-named the DWS Core Equity VIP.

As a result of the change, all references to the Deutsche Core Equity VIP in your Prospectus are deleted and replaced with the DWS Core Equity VIP.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.